Foot Locker, Inc.

# SECOND QUARTER 2023
## EARNINGS RESULTS

AUGUST 23, 2023

# CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This investor presentation includes "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks," "continues," "feels," "forecasts," or words of similar meaning, or future or conditional verbs, such as "will," "should," "could," "may," "aims," "intends," or "projects." Statements may be forward looking even in the absence of these particular words.

Examples of forward-looking statements include, but are not limited to, statements regarding our financial position, business strategy, and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained herein are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate.

We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to, a change in the relationship with any of our key suppliers, including access to premium products, volume discounts, cooperative advertising, markdown allowances, or the ability to cancel orders and return merchandise; our ability to fund our planned capital investments; a recession, volatility in the financial markets, and other global economic factors; our ability to access the credit markets at competitive terms; difficulties in appropriately allocating capital and resources among our strategic opportunities; our ability to realize the expected benefits from acquisitions; business opportunities and expansion; investments; expenses; dividends; share repurchases; cash management; liquidity; cash flow from operations; borrowing capacity under our credit facility; repatriation of cash to the United States; supply chain issues; labor shortages and wage pressures; expectations regarding increased wages; inflation; consumer spending levels; the effect of governmental assistance programs;, including vaccines and safety protocols; expectations regarding increasing global taxes; the effect of increased government regulation, compliance, and changes in law; the effect of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; climate change; ESG risks; increased competition; geopolitical events; the financial effect of accounting regulations and critical accounting policies; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors set forth in the section entitled "Risk Factors" of our most recent Annual Report on Form 10-K.

All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak to our views only as of the date of this investor presentation. Additional risks and uncertainties that we do not presently know about or that we currently consider to be insignificant may also affect our business operations and financial performance.

Please refer to "Item 1A. Risk Factors" in the Annual Report for a discussion of certain risks relating to our business and any investment in our securities. Given these risks and uncertainties, you should not rely on forward-looking statements as predictions of actual results. Any or all of the forward-looking statements contained in this investor presentation, or any other public statement made by us, including by our management, may turn out to be incorrect.

We are including this cautionary note to make applicable, and take advantage of, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Measures – Amounts used in this presentation are on a Non-GAAP basis, a reconciliation is included in the Appendix.

# Second QUARTER

2023 RESULTS

FOOT LOCKER, INC.



# SECOND QUARTER 2023 HIGHLIGHTS

| COMP SALES | Comps by Region |
|---|---|
| -9.4%<br>Total sales –9.9%<br>Constant FX –10.2% | NA -12.4%<br>EMEA -2.3%<br>APAC +0.4% |
| Gross margin<br>-460 bps<br>On Markdowns and Occupancy | SG&A rate<br>+190 bps<br>Inflation and Investments |
| Inventory remains up but moderating<br>+11%<br>Year-over-year | GAAP EPS<br>-$0.05<br>Non-GAAP EPS*<br>$0.04 |

* A reconciliation to GAAP is provided in the Appendix

# 2Q GLOBAL COMP DETAIL

**Footwear**
Down High-Single Digits

**Apparel**
Down Mid-Teens

**Accessories**
Down Low-Double Digits

| May | June | July |
|---|---|---|
| Down Low-Double Digits | Down High-Single Digits | Down Low-Double Digits |

Note: data is on comp basis unless otherwise noted. All data is ex-WSS/atmos

# 2Q COMP DETAIL



NA
-12.4%
Foot Locker -4.6%
Champs Sports -25.3%
Kids Foot Locker -4.7%
WSS -7.9%
EMEA
-2.3%
Foot Locker Europe -1.1%
Sidestep -34.7%
APAC
+0.4%
Foot Locker +5.7%
atmos -10.0%

# SECOND QUARTER 2023 GROSS MARGIN AND SG&A

## GROSS MARGIN

(% of sales)


25.9%
35.1%
31.7%
27.1%
Q2 2020
Q2 2021
Q2 2022
Q2 2023

Down 460 bps Vs. Last Year

**Key Drivers**

- Merchandise Margin Fell 300 Bps On Higher Markdowns and Increase in Shrink
- Occupancy Deleveraged 160 Bps

## SG&A EXPENSES

(%) of sales


18.6%
19.8%
21.9%
23.8%
Q2 2020
Q2 2021
Q2 2022
Q2 2023

Up 190 bps Vs. Last Year

**Key Drivers**

- Benefits From Cost Optimization
- Offset By Deleveraging on Sales Decline, Inflation, Wage Investments, and Technology



# 2023 OUT-LOOK (53-WEEK YEAR)

| Metric | Prior Outlook | Updated Outlook | Commentary |
|---|---|---|---|
| Total Sales | Down 6.5% to 8.0% | Down 8.0% to 9.0% | Including 1% from extra week |
| Comp Sales | Down 7.5% to 9.0% | Down 9.0% to 10.0% | Continuation of year-to-date trends at mid-point |
| Store Count | Down ~9% | Down ~9% | |
| Square Footage | Down ~4% | Down ~4% | |
| Licensing Revenue | ~$20 million | ~$17 million | |
| Gross Margin | 28.6% to 28.8% | 27.8%-28.0% | More aggressive markdowns |
| SG&A Rate | 22.4% to 22.6% | 22.7%-22.9% | |
| D&A | ~$205 million | ~$203 million | |
| Net Interest | ~$16 million | ~$12 million | |
| Non-GAAP Tax Rate | 32.9% to 33.1% | ~33.0% | |
| Non-GAAP EPS | $2.00-$2.25 | $1.30-$1.50 | Includes $0.15 from extra week |
| Capital Expenditures | ~$305 million | ~$290 million | Favorable project pricing and timing |

# Our Lace Up Plan

# Our Lace Up Progress in 2Q23



## Expand Sneaker Culture

Increase our array of brands to expand sneaker culture


NON-NIKE
% OF SALES (ALL BANNER)
31%
36%
>40%
2022 Q2
2023 Q2
2026 Target


EXCLUSIVES
% OF SALES
15%
14%
25%
2022 Q2
2023 Q2
2026 Target

## Create Value for all Stakeholders

Create lasting value for our communities, team members, and investors


EBIT SAVINGS
INCREMENTAL $ FROM COST OPTIMIZATION, LATEST ESTIMATES
$35M
$35M
~$140M
$350M
Q1
Q2
2023E
Total

## Power Up Our Portfolio

Transform our store footprint through new concepts and footprint optimization


OFF-MALL
% OF SQ FT (NA ONLY)
32%
36%
50%
2022 Q2
2023 Q2
2026 Target


NEW CONCEPTS
% OF SQ FT
9%
12%
20%
2022 Q2
2023 Q2
2026 Target

## Deepen Our Relationship with Customers

Drive deeper customer engagement, and utilize data to better serve our customers


LOYALTY
PENETRATION (NA)
24%
22%
50%
2022 Q2
2023 Q2
2026 Target

## Be Best-in-class Omni

Make the customer journey more dynamic, personalized, and seamless


DIGITAL
% OF SALES
15.0%*
15.5%
25.0%
2022 Q2
2023 Q2
2026 Target

*16.9% penetration with Eastbay



# Foot Locker is the leader and originator of sneaker culture

WITH THE RIGHT FOCUS, INVESTMENT AND CAPABILITIES, WE WILL DRIVE STEADY, LONG-TERM PROFITABLE GROWTH

LACING UP FOR THE FUTURE

- Strong Assets To Leverage
- Operate In An Exciting, Growing Market
- New Insights And Opportunities To Grow

# FOOT LOCKER VISION



Foot Locker Unlocks The
"Inner Sneakerhead" In All Of Us –
Sparking Discovery And Igniting The Power Of Sneaker Culture.

**Foot Locker**

Bring the best of sneaker culture to all

**Kids Foot Locker**

Recruit the next generation

**CHAMPS SPORTS**

Serve the active athlete

**WSS**

Celebrate the Hispanic community

**atmos**

Share Japanese street and sneaker culture

# Our “Lace Up” plan


EXPAND SNEAKER
CULTURE


POWER UP OUR
PORTFOLIO


DEEPEN OUR
RELATIONSHIP WITH
CUSTOMERS


BE
BEST-IN-CLASS
OMNI

CREATE VALUE FOR ALL STAKEHOLDERS (CUSTOMERS, COMMUNITY, TEAM MEMBERS, & INVESTORS)

# APPENDIX

# GAAP to Non-GAAP Reconciliations

**Periods ended July 29, 2023 and July 30, 2022**
*(In millions, except per share amounts)*

**Reconciliation of GAAP to non-GAAP results:**

| | Second Quarter | | Year-to-Date | |
|---|---|---|---|---|
| | **2023** | **2022** | **2023** | **2022** |
| **Pre-tax income:** | | | | |
| Income before income taxes | $ (3) | $ 143 | $ 54 | $ 333 |
| Pre-tax adjustments excluded from GAAP: | | | | |
| Impairment and other (1) | 14 | 12 | 53 | 18 |
| Other income / expense (2) | (2) | (6) | (1) | 18 |
| Adjusted income before income taxes (non-GAAP) | $ 9 | $ 149 | $ 106 | $ 369 |
| | | | | |
| **After-tax income:** | | | | |
| Net income/ (loss) attributable to Foot Locker, Inc. | $ (5) | $ 94 | $ 31 | $ 227 |
| After-tax adjustments excluded from GAAP: | | | | |
| Impairment and other, net of income tax benefit of $3, $3, $9, and $5 million, respectively (1) | 11 | 9 | 44 | 13 |
| Other income / expense, net of income tax benefit of $-, $(3), $-, and $3 million, respectively (2) | (2) | (3) | (1) | 15 |
| Tax reserves benefit / charge (3) | — | 5 | (4) | 5 |
| Adjusted net income (non-GAAP) | $ 4 | $ 105 | $ 70 | $ 260 |

# GAAP to Non-GAAP Reconciliations (cont.)

| | Second Quarter | | Year-to-Date | |
|---|---|---|---|---|
| | 2023 | 2022 | 2023 | 2022 |
| **Earnings per share:** | | | | |
| Diluted earnings per share | $ (0.05) | $ 0.99 | $ 0.33 | $ 2.36 |
| Diluted EPS amounts excluded from GAAP: | | | | |
| Impairment and other (1) | 0.12 | 0.09 | 0.47 | 0.14 |
| Other income / expense (2) | (0.03) | (0.03) | (0.02) | 0.16 |
| Tax reserves benefit / (charge) (3) | — | 0.05 | (0.04) | 0.05 |
| Adjusted diluted earnings per share (non-GAAP) | $ 0.04 | $ 1.10 | $ 0.74 | $ 2.71 |

Notes on Non-GAAP Adjustments

(1) For the second quarter of 2023, impairment and other included transformation consulting expense of $7 million, impairment charges of $[illegible] million, primarily accelerated tenancy charges on right-of-use assets for the closures of the Sidestep banner and certain Foot Locker Asia stores, and $1 million of reorganizations costs, primarily related to costs associated with the closures of the Sidestep banner and certain Foot Locker Asia stores. For year-to-date 2023, impairment and other included transformation consulting expense of $26 million, impairment charges of $21 million, primarily accelerated tenancy charges on right-of-use assets for the closures of the Sidestep banner and certain Foot Locker Asia stores, and $3 million of reorganizations costs, primarily related to the announced closure of a North American distribution center, and other costs associated with the closures of the Sidestep banner and certain Foot Locker Asia stores.
For the second quarter of 2022, impairment and other charges included $9 million of transformation consulting, $1 million of acquisition integration costs, and $2 million of impairment of long-lived assets and right-of-use assets and accelerated tenancy charges. For year-to-date 2022, impairment and other charges included $10 million of transformation consulting, $3 million of acquisition integration costs, and $5 million of impairment of long-lived assets and right-of-use assets and accelerated tenancy charges.

(2) For the second quarter of 2023, other income / expense consisted of a $2 million gain from the sale of our Singapore and Malaysian Foot Locker businesses to our license partner, which was partially offset by our share of losses related to equity method investments of $1 million for year-to-date 2023. Other income / expense for the second quarter of 2022 primarily consisted of an $18 million gain on the divestiture of the Team Sales business, partially offset by a $13 million loss on minority investments, primarily due to a change in fair value of the investment in Retailors, Ltd., a publicly listed entity. The year-to-date 2022 amount also included $24 million of additional losses on minority investments, primarily from the investment in Retailors, Ltd.

(3) In the first quarter of 2023, the Company recorded a $4 million benefit related to income tax reserves due to a statute of limitations release. In the second quarter of 2023, we recorded a $5 million charge related to our income tax reserves due to the resolution of a foreign tax settlement. In the second quarter of 2022, the Company recorded a $5 million charge related to the Company's income tax reserves due to the resolution of a foreign tax settlement.

The Company provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of the Company's forward-looking guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.